RESTRICTED CASH	6 Months Ended
May 31, 2021
Restricted Cash [Abstract]
RESTRICTED CASH
8.	RESTRICTED CASH

The Company’s restricted cash - current was $0.8 million and $6.4 million at May 31, 2021 and November 30, 2020, respectively. This amount is due to holds placed on its use by the Company’s merchant services vendor pending fulfillment of backorders prepaid by credit cards. The Company’s long-term restricted cash of $0.1 million at May 31, 2021 and November 30, 2020, consists of cash that the Company is contractually obligated to maintain in accordance with the terms of its lease agreement.